UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT
       Pursuant to Section 13 or 15 (d) of the Securities Act of 1934



Date of Report (Date of earliest event reported)          July 29, 2005
                                                -------------------------------


                    CHUGACH ELECTRIC ASSOCIATION, INC.
         (Exact name of registrant as specified in its charter)



             Alaska                    33-42125                  92-0014224
  (State or other jurisdiction  (Commission File Number)       (IRS Employer
        of incorporation)                                    Identification No.)


5601 Electron Drive, Anchorage, Alaska                              99518
    (Address of Principal's Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code:            (907) 563-7494


       (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                  Section 5 - Corporate Governance and Management

Item 5.02(d) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

At a board meeting of the Board of Directors of Chugach Electric Association, Inc. on July 27, 2005, Ray Kreig was appointed to the Board of Directors of Chugach Electric Association, Inc. Mr. Kreig was appointed to fill a director position vacated by Chris Birch on May 23, 2005. Mr. Birch officially resigned from the Board of Directors of Chugach Electric Association, Inc. citing time demands from his new position on the Anchorage Assembly. Director Kreig's current term expires on the 2006 Annual Meeting date.





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                                SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date:         July 29, 2005                 CHUGACH ELECTRIC ASSOCIATION, INC.




                                       By:      /s/ Evan J. Griffith
                                                Evan J. Griffith
                                                Chief Executive Officer